ACCOUNTING STANDARDS AND BASIS OF PREPARATION - Cash and Cash Equivalents (Detail) - ARS ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
ACCOUNTING STANDARDS AND BASIS OF PREPARATION
Cash and due from banks	$ 36,674,869	$ 35,945,335	$ 70,551,283
Debt securities at fair value through profit or loss	1,868,604	773,961	26,458,009
Money Market Funds	923,053	1,313,597	1,372,931
Cash and cash equivalents	$ 39,466,526	$ 38,032,893	$ 98,382,223